UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 4, 2005

                             ----------------------

                     Iowa Telecommunications Services, Inc.
             (Exact name of registrant as specified in its charter)



         Iowa                           001-32354                42-1490040
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
    of Incorporation)                  File Number)          Identification No.)



  115 South Second Avenue West
          Newton, Iowa                                           50208
      (Address of Principal                                    (Zip Code)
       Executive Offices)

       Registrant's telephone number, including area code: (641) 787-2000

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02       Results of Operations and Financial Condition.

                On August 4, 2005, Iowa Telecommunications Services, Inc. issued a press release to report its results of operations and financial condition for the second quarter ended June 30, 2005. A copy of this press release is included as Exhibit 99.1 to this Form 8-K and incorporated into this Item 2.02 by reference.

                The information in this Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of
                Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.


Item 9.01     Financial Statements and Exhibits.

(c)     Exhibits.

        Exhibit Number          Description of Exhibit
        --------------          ----------------------
        99.1                    Press release dated August 4, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 4, 2005                   Iowa Telecommunications Services, Inc.

                                        By:/s/ Craig A. Knock
                                           -------------------------------
                                           Craig A. Knock
                                           Vice President, Chief Financial
                                           Officer and Treasurer

                                INDEX TO EXHIBITS


Exhibit                                 Description
Number
-------                                 -----------

 99.1                           Press release dated August 4, 2005.